UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 9, 2016

CACHET FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53925	27-2205650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18671 Lake Drive East
Southwest Tech Center A
Minneapolis, MN 55317

(Address of principal executive offices) (Zip Code)

(952) 698-6980
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results Of Operations and Financial Condition.

On August 9, 2016, we publicly announced our results of operations for the second quarter of 2016. For further information, please refer to the press release attached hereto as Exhibit 99, which is incorporated by reference herein. The information contained in this Item 2.02, including Exhibit 99 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement filed by us under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99	Press release reporting results of operations for the second quarter of 2016, dated August 9, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACHET FINANCIAL SOLUTIONS, INC.:
(Registrant)

By:	/s/ Bryan D. Meier
Bryan D. Meier
Executive Vice President and
Chief Financial Officer

Dated:	August 10, 2016

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